UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/05/2007

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31262

Delaware	01-0609375
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

622 Third Avenue, 37th Floor
New York, NY 10017
(Address of principal executive offices, including zip code)

(212) 885-2500
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 7.01.    Regulation FD Disclosure

On June 5, 2007, Charles B. Tomm, a director, and President and Chief Executive Officer of the Florida Region, of Asbury Automotive Group, Inc. (the "Company"), entered into a sales plan (the "Plan") pursuant to Rule 10b5-1 of the Exchange Act. Under the Plan, Mr. Tomm's broker may sell up to 70,000 shares of the Company's common stock at specified minimum market prices through June 6, 2008 upon the exercise of options granted to Mr. Tomm on May 12, 2003. The Plan terminates on June 6, 2008, unless terminated at an earlier date in accordance with its terms.

Specific sales transactions under the plan will be disclosed publicly through Form 4 filings with the Securities and Exchange Commission.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asbury Automotive Group, Inc.

Date: June 08, 2007	By:	/s/ Charles R. Oglesby
Charles R. Oglesby
President & Chief Executive Officer